Exhibit 10.17

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of May 17, 2019 (this “Amendment”), to the Credit Agreement referenced below is entered into by and among HERITAGE INSURANCE HOLDINGS, INC., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto, and Regions Bank, in its capacity as Administrative Agent (the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and Regions Bank, as Administrative Agent and Collateral Agent, entered into that certain Credit Agreement, dated as of December 14, 2018 (as amended, modified, supplemented, increased, extended, restated, refinanced and/or replaced from time to time, the “Credit Agreement”); and

WHEREAS, the Credit Parties and the Administrative Agent desire to correct the technical omission in the Credit Agreement identified in Section 3 below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Introductory Paragraph; Recitals. The above introductory paragraph and recitals (including any terms defined therein) of this Amendment are incorporated herein by reference as if fully set forth in the body of this Amendment.

2.Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

3.Technical Amendment to Credit Agreement. Pursuant to sub-clause (C) of Section 11.4(c) of the Credit Agreement, Section 2.6(c) of the Credit Agreement is hereby amended to correct a technical omission by inserting the text “, and ending with the close of the Fiscal Quarter ending September 30, 2023, with the outstanding principal balance of the Term Loan A payable in full on the Term Loan A Maturity Date” immediately after the text “unless accelerated sooner pursuant to Section 9” and prior to the period at the end of such sub-clause.

4.Condition Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Collateral Agent.

5.Miscellaneous.

(a)This Amendment shall be deemed to be, and is, a Credit Document.

(b)The Borrower (on behalf of itself and the other Credit Parties) (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) agrees that, except as expressly set forth herein, this Amendment, and all documents executed in connection herewith, do not operate to reduce or discharge its obligations under the Credit Agreement or the other Credit Documents, or any certificates, documents, agreements and instruments executed in connection therewith, (iii) affirms all of its obligations under the Credit Documents, (iv) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in, or pursuant to, the Credit Documents, and (v) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting.

(c)The Borrower (on behalf of itself and the other Credit Parties) hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(i)the Borrower and each other Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

(ii)this Amendment has been duly executed and delivered by the Borrower and each other Credit Party and constitutes each such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar Laws affecting creditors’ rights generally, and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

(iii)no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment.

(d)This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Amendment.

(e)THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF, OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be duly executed as of the date first written above.

BORROWER:	HERITAGE INSURANCE HOLDINGS, INC.,

a Delaware corporation

By: /s/ Kirk Lusk

Name:Kirk Lusk

Title:Chief Financial Officer

Guarantors:	CONTRACTORS ALLIANCE NETWORK, LLC,

a Florida limited liability company

By: /s/ Kirk Lusk

Name:Kirk Lusk

Title:Chief Financial Officer

FIRST ACCESS INSURANCE GROUP, LLC,

a Florida limited liability company

By: /s/ Kirk Lusk

Name:Kirk Lusk

Title:Chief Financial Officer

HERITAGE INSURANCE CLAIMS, LLC,

a Florida limited liability company

By: /s/ Kirk Lusk

Name:Kirk Lusk

Title:Chief Financial Officer

HERITAGE MGA, LLC,

a Florida limited liability company

By: /s/ Kirk Lusk

Name:Kirk Lusk

Title:Chief Financial Officer

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Signature Page to First Amendment to Credit Agreement (Heritage Insurance Holdings, Inc.)

NBIC FINANCIAL HOLDINGS, INC.,

a Delaware corporation

By: /s/ Kirk Lusk

Name:Kirk Lusk

Title:Chief Financial Officer

NBIC HOLDINGS, INC.,

a Delaware corporation

By: /s/ Kirk Lusk

Name:Kirk Lusk

Title:Chief Financial Officer

NBIC SERVICE COMPANY, INC.,

a Rhode Island corporation

By: /s/ Kirk Lusk

Name:Kirk Lusk

Title:Chief Financial Officer

SKYE LANE PROPERTIES, LLC,

a Florida limited liability company

By: /s/ Kirk Lusk

Name:Kirk Lusk

Title:Chief Financial Officer

ZEPHYR ACQUISITION COMPANY,

a Delaware corporation

By: /s/ Kirk Lusk

Name:Kirk Lusk

Title:Chief Financial Officer

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Signature Page to First Amendment to Credit Agreement (Heritage Insurance Holdings, Inc.)

HI Holdings, INc.,

a Hawaii corporation

By: /s/ Bruce Lucas

Name:Bruce Lucas

Title:Chief Executive Officer

[Signature Pages Continue]

Signature Page to First Amendment to Credit Agreement (Heritage Insurance Holdings, Inc.)

ADMINISTRATIVEREGIONS BANK,

AGENT:	as Administrative Agent and Collateral Agent

By: /s/ Andrew Staszesky

Name:Andrew Staszesky

Title:Vice President

Signature Page to First Amendment to Credit Agreement (Heritage Insurance Holdings, Inc.)